UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2022

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Midland Intl. Air & Space Port 2901 Enterprise Lane Midland, Texas	79706
(Address of principal executive offices)	(Zip Code)

(432) 276-3966

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50	ASTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 15, 2022, AST SpaceMobile, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), at which stockholders voted on proposals to (i) elect each of the ten directors nominated by the Company’s Board of Directors, each for a term expiring at the Company’s 2023 Annual Meeting of Stockholders and (ii) ratify the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ended December 31, 2022.

The Company has three classes of common stock and holders of each class of common stock as of July 18, 2022 (the “Record Date”) were entitled to vote at the 2022 Annual Meeting of Stockholders. Holders of the Company’s Class A Common Stock and Class B Common Stock were entitled to one vote per share on each of the forgoing proposals and holders of the Company’s Class C Common Stock were entitled to ten votes per share on each of the forgoing proposals. There were 25,857,254 shares of the Company’s Class A Common Stock, 40,623,353 shares of the Company’s Class B Common Stock and 78,163,078 shares of the Company’s Class C Common Stock represented either in person or by proxy at the meeting, which represented 95.8% of the total voting power of the Company, thereby constituting a quorum.

A summary of the voting results, as certified by the Inspector of Election for the Annual Meeting, Shanti Gupta, is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Abel Avellan	834,849,450	1,305,921	11,956,016
Tareq Amin	834,851,902	1,303,469	11,956,016
Adriana Cisneros	834,768,668	1,386,703	11,956,016
Alexander Coleman	834,883,124	1,272,247	11,956,016
Luke Ibbetson	834,863,595	1,291,776	11,956,016
Edward Knapp	834,865,526	1,289,845	11,956,016
Hiroshi Mikitani	834,854,937	1,300,434	11,956,016
Ronald Rubin	834,887,149	1,268,222	11,956,016
Richard Sarnoff	834,750,157	1,405,214	11,956,016
Julio A. Torres	834,849,644	1,305,727	11,956,016

Each of the ten nominees for director was elected to serve until the 2023 Annual Meeting of Stockholders.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
847,107,976	705,268	298,143	-

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2022
AST SPACEMOBILE, INC.

	By:	/s/ Sean R. Wallace
	Name:	Sean R. Wallace
	Title:	Chief Financial Officer